EXHIBIT 99.1
JOINT FILING AGREEMENT
Each person executing this joint filing agreement (this “Agreement”) agrees as follows:
          1. Each person executing this Agreement is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but no person executing this Agreement is responsible for the completeness or accuracy of the information concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
          2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]
Exhibit 99.1

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 3rd day of October, 2007.

SUNN ACQUISITION CORPORATION

By:	/s/ Scott D. Rued
Name: Scott D. Rued
Its: President

THAYER-BLUM FUNDING III, L.L.C.

By:	/s/ Scott D. Rued
Name: Scott D. Rued
Its: Manager

THAYER ï HIDDEN CREEK PARTNERS, L.L.C.

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact

TC EQUITY PARTNERS IV, L.L.C.

By: Thayer ï Hidden Creek Partners, L.L.C. Its: Managing Member

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact

THAYER ï HIDDEN CREEK MANAGEMENT, L.P.

By: Thayer ï Hidden Creek Partners, L.L.C. Its: General Partner

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact
Exhibit 99.1

TC CO-INVESTORS IV, L.L.C.

By: Thayer ï Hidden Creek Management, L.P. Its: Sole Manager

By: Thayer ï Hidden Creek Partners, L.L.C. Its: General Partner

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact

THAYER EQUITY INVESTORS IV, L.P.

By: TC Equity Partners IV, L.L.C. Its: General Partner

By: Thayer ï Hidden Creek Partners, L.L.C. Its: Managing Member

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact

TC MANUFACTURING HOLDINGS, L.L.C.

By: TC Co-Investors IV, L.L.C. Its: Managing Member

By: Thayer ï Hidden Creek Management, L.P. Its: Sole Manager

By: Thayer ï Hidden Creek Partners, L.L.C. Its: General Partner

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact
Exhibit 99.1

TC KCO, L.L.C.

By: TC Co-Investors IV, L.L.C. Its: Managing Member

By: Thayer ï Hidden Creek Management, L.P. Its: Sole Manager

By: Thayer ï Hidden Creek Partners, L.L.C. Its: General Partner

By:	/s/ Lisa M. Withers
Name: Lisa M. Withers
Its: Attorney-in-Fact

BLUM (K*TEC) CO-INVESTMENT PARTNERS, L.P.

By: Blum Strategic GP, L.L.C. Its: General Partner

By:	/s/ Gregory D. Hitchan
Name: Gregory D. Hitchan
Its: Member

BLUM STRATEGIC PARTNERS, L.P.

By: Blum Strategic GP, L.L.C. Its: General Partner

By:	/s/ Gregory D. Hitchan
Name: Gregory D. Hitchan
Its: Member

BLUM STRATEGIC GP, L.L.C.

By:	/s/ Gregory D. Hitchan
Name: Gregory D. Hitchan
Its: Member
Exhibit 99.1